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                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY

                              APPLETON PAPERS INC.

                                OFFER TO EXCHANGE

               12 1/2% SERIES B SENIOR SUBORDINATED NOTES DUE 2008
                           FOR ANY AND ALL OUTSTANDING
               12 1/2% SERIES A SENIOR SUBORDINATED NOTES DUE 2008

         This form or one substantially equivalent hereto must be used by registered holders of outstanding 12 1/2% Series A Senior Subordinated Notes due 2008 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of 12 1/2% Series B Senior Subordinated Notes due 2008 (the "Registered Notes") pursuant to the exchange offer described in the Prospectus dated ___________, 2002 (the "Prospectus") if the holder's Old Notes are not immediately available or if such holder cannot deliver its Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to U.S. Bank National Association (the "Exchange Agent") prior to 5:00 p.m., New York City time, on _____________, 2002. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer - Procedures for Tendering - Guaranteed Delivery Procedures" in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                         U.S. BANK NATIONAL ASSOCIATION

By Registered or Certified Mail:
U.S. Bank National Association                   By Hand in New York:             By Overnight Delivery or Hand in
180 East Fifth Street                       U.S. Bank National Association                   Minnesota:
St. Paul, Minnesota 55101                     100 Wall Street, Suite 2000          U.S. Bank National Association
Attn: Specialized Finance Department           New York, New York 10005                 180 East Fifth Street
                                                                                      St. Paul, Minnesota 55101
                                                                                Attn: Specialized Finance Department
                                                                                             - 4/th/ Floor


                                            Facsimile Transmission Number:
                                           (For Eligible Institutions Only)

                                                    (651) 244-1537

                                             Confirm Receipt of Facsimile
                                                     by Telephone:

                                                    (800) 934-6802

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

         The undersigned hereby tenders to Appleton Papers Inc. (the "Company") the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.


----------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF SECURITIES TENDERED
----------------------------------------------------------------------------------------------------------------------

                                  NAME AND ADDRESS OF REGISTERED                                   PRINCIPAL AMOUNT
                                  HOLDER AS IT APPEARS ON THE OLD        CERTIFICATE NUMBER(S)     OF OLD NOTES
NAME OF TENDERING HOLDER          NOTES (PLEASE PRINT)                   FOR OLD NOTES TENDERED    TENDERED
----------------------------------------------------------------------------------------------------------------------
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

PLEASE SIGN HERE

X_______________________________________      X ________________________________

X_______________________________________      X ________________________________

X_______________________________________      X ________________________________
SIGNATURE(S) OF OWNER                                DATE

Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

_______________________________________________________

_______________________________________________________

_______________________________________________________


Capacity:

_______________________________________________________

Address(es):

_______________________________________________________

_______________________________________________________

_______________________________________________________

_______________________________________________________

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[ ] The Depository Trust Company

(Check if Old Notes will be tendered by book-entry transfer)

Account Number:

________________________________________________________

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.

                    THE FOLLOWING GUARANTEE MUST BE COMPLETED
                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
_______________________________________________________

_______________________________________________________
(AUTHORIZED SIGNATURE)

Address:                            Title:

_______________________________     ________________________________
                                    Name:
_______________________________     ________________________________
(ZIP CODE)                          (PLEASE TYPE OR PRINT)
                                    Date:

_______________________________     ________________________________
(AREA CODE AND TELEPHONE NO.)

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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